EXHIBIT 21.1

Kite Realty Group List of Subsidiaries

Name of Subsidiary	Jurisdiction of Incorporation or Formation

50th & 12th, LLC	Indiana
82 & Otty, LLC	Indiana
116 & Olio, LLC	Indiana
Brentwood Land Partners, LLC	Delaware
Brentwood Property Owners’ Association, Inc.	Florida
Centre Associates, LP	Indiana
Cornelius Adair, LLC	Indiana
Corner Associates, LP	Indiana
Delray Marketplace Master Association, Inc.	Florida
Eagle Plaza II, LLC	Indiana
Eddy Street Commons at Notre Dame Master Association, Inc.	Indiana
Estero Town Commons Property Owners Association, Inc.	Florida
Fishers Station Development Company	Indiana
Glendale Centre, LLC	Indiana
International Speedway Square, LTD	Florida
Jefferson Morton, LLC	Indiana
Kite Acworth, LLC	Indiana
Kite Coral Springs, LLC	Indiana
Kite Daytona, LLC	Indiana
Kite Eagle Creek, LLC	Indiana
Kite Greyhound, LLC	Indiana
Kite Greyhound III, LLC	Indiana
Kite King’s Lake, LLC	Indiana
Kite Kokomo, LLC	Indiana
Kite McCarty State, LLC	Indiana
Kite New Jersey, LLC	Delaware
Kite Pen, LLC	Indiana
Kite Realty Advisors, LLC d/b/a KMI Realty Advisors	Indiana
Kite Realty Construction, LLC	Indiana
Kite Realty Development, LLC	Indiana
Kite Realty Eddy Street Garage, LLC	Indiana
Kite Realty Eddy Street Land, LLC	Indiana
Kite Realty Group Trust	Maryland
Kite Realty Group, L.P.	Delaware
Kite Realty Holding, LLC	Indiana
Kite Realty New Hill Place, LLC	Indiana
Kite Realty Peakway at 55, LLC	Indiana
Kite Realty South Elgin, LLC	Indiana
Kite Realty Washington Parking, LLC	Indiana
Kite Realty/White Eddy Street Condos, LLC	Indiana
Kite Realty/White LS Hotel Operators, LLC	Indiana
Kite Realty/WLDC Marysville Construction, LLC	Indiana
Kite San Antonio, LLC	Indiana
Kite Silver Glen, LLC	Indiana
Kite Washington, LLC	Indiana

Kite Washington Parking, LLC	Indiana
Kite West 86th Street, LLC	Indiana
Kite West 86th Street II, LLC	Indiana
KRG 951 & 41, LLC	Indiana
KRG Beacon Hill, LLC	Indiana
KRG Bolton Plaza, LLC	Indiana
KRG Bridgewater, LLC	Indiana
KRG Capital, LLC	Indiana
KRG Cedar Hill Plaza, LP	Delaware
KRG Cedar Hill Village, LP	Indiana
KRG CHP Management, LLC	Delaware
KRG College, LLC	Indiana
KRG College I, LLC	Indiana
KRG Construction, LLC	Indiana
KRG Cool Creek Management, LLC	Indiana
KRG Cool Creek Outlots, LLC	Indiana
KRG Corner Associates, LLC	Indiana
KRG Courthouse Shadows, LLC	Delaware
KRG Courthouse Shadows I, LLC	Delaware
KRG/CP Pan Am Plaza, LLC	Indiana
KRG CREC/KS Pembroke Pines, LLC	Florida
KRG Daytona Management, LLC	Indiana
KRG Delray Beach, LLC	Indiana
KRG Development, LLC d/b/a Kite Development	Indiana
KRG Eagle Creek III, LLC	Indiana
KRG Eagle Creek IV, LLC	Indiana
KRG Eastgate Pavilion, LLC	Indiana
KRG Eddy Street Apartments, LLC	Indiana
KRG Eddy Street Commons, LLC	Indiana
KRG Eddy Street Commons at Notre Dame Declarant, LLC	Indiana
KRG Eddy Street FS Hotel, LLC	Indiana
KRG Eddy Street Land, LLC	Indiana
KRG Eddy Street LS Hotel, LLC	Indiana
KRG Eddy Street Office, LLC	Indiana
KRG Estero, LLC	Indiana
KRG Fishers Station, LLC	Indiana
KRG Fishers Station II, LLC	Indiana
KRG Four Corner Square, LLC	Indiana
KRG Fox Lake Crossing, LLC	Delaware
KRG Fox Lake Crossing II, LLC	Indiana
KRG Frisco Bridges, LP	Indiana
KRG Gainesville, LLC	Indiana
KRG Geist Management, LLC	Indiana
KRG Hamilton Crossing, LLC	Indiana
KRG Indian River, LLC	Delaware
KRG ISS, LLC	Indiana
KRG Kedron Management, LLC	Delaware
KRG Kedron Village, LLC	Indiana
KRG Management, LLC	Indiana
KRG Market Street Village, LP	Indiana
KRG Market Street Village I, LLC	Indiana
KRG Market Street Village II, LLC	Indiana
KRG Marysville, LLC	Indiana

KRG Naperville, LLC	Indiana
KRG New Hill Place, LLC	Indiana
KRG Oldsmar, LLC	Indiana
KRG Pan Am Plaza, LLC	Indiana
KRG Panola I, LLC	Delaware
KRG Panola II, LLC	Indiana
KRG Peakway at 55, LLC	Indiana
KRG Pembroke Pines, LLC	Indiana
KRG Pine Ridge, LLC	Delaware
KRG Pipeline Pointe, LP	Indiana
KRG Plaza Volente, LP	Indiana
KRG Plaza Volente Management, LLC	Delaware
KRG PR Ventures, LLC	Indiana
KRG Riverchase, LLC	Delaware
KRG Rivers Edge, LLC	Indiana
KRG Rivers Edge II, LLC	Indiana
KRG San Antonio, LP	Indiana
KRG Sunland, LP	Indiana
KRG Sunland II, LP	Indiana
KRG Sunland Management, LLC	Delaware
KRG Texas, LLC	Indiana
KRG Traders Management, LLC	Delaware
KRG Washington Management, LLC	Delaware
KRG Waterford Lakes, LLC	Indiana
KRG Whitehall Pike Management, LLC	Indiana
KRG Zionsville, LLC	Indiana
KRG/Atlantic Delray Beach, LLC	Florida
KRG/CCA Estero, LLC	Florida
KRG/I-65 Partners Beacon Hill, LLC	Indiana
KRG/KP Northwest 20, LLC	Indiana
KRG/KP Northwest 5, LLC	Indiana
KRG/PRISA II Parkside, LLC	Delaware
KRG/PRP Oldsmar, LLC	Florida
KRG/White LS Hotel, LLC	Indiana
KRG/WLM Marysville, LLC	Indiana
Noblesville Partners, LLC	Indiana
Ohio & 37, LLC	Indiana
Pasco Sandifur II, LLC	Indiana
Preston Commons, LLP	Indiana
Riverchase Owners’ Association, Inc.	Florida
Westfield One, LLC	Indiana
Whitehall Pike, LLC	Indiana